SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (ss.) 240.14a-11c) or (ss.) 240.14a-12

                           INTERNET GROWTH FUND, INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6( i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:



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                           [INSERT NAME OF FUND], INC.
                                11 Hanover Square
                            New York, New York 10005
                        --------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______ __, 2003
                        --------------------------------

To the Stockholders:

     Notice is hereby given that a special meeting of Stockholders of [Insert Name of Fund, Inc.], formerly known as Internet Growth Fund, Inc. (the "Fund"), will be held at the offices of the Fund at 11 Hanover Square, New York, New York on ________, ____ __, 2003 at __ a.m. for the following purposes:

     1. To consider a proposal to modify the Fund's fundamental investment objective;

     2. To consider a proposal to modify the Fund's fundamental investment restriction on industry concentration;

     3. To consider proposals to modify certain of the Fund's fundamental investment restrictions; and

     4.   To consider a proposal to amend the Fund's Articles of Incorporation.

     No other business may come before the meeting or any adjournment thereof. Stockholders of record at the close of business on _______ __, 2002 are entitled to receive notice of and to vote at the meeting or any adjournments.


                                  By Order of the Board of Directors,


                                  Monica Pelaez
                                    Secretary

New York, New York
_______ __, 2002


Please vote immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Fund to incur additional expenses to solicit votes for the meeting.

                           [INSERT NAME OF FUND, INC.]
                                11 Hanover Square
                            New York, New York 10005
                        --------------------------------
                                 PROXY STATEMENT

                         Special Meeting of Stockholders
                          To Be Held on_______ __, 2003
                        --------------------------------

     This Proxy Statement, dated _______ ___, 2002, is furnished in connection with a solicitation of proxies by [Insert Name of Fund, Inc.], formerly known as Internet Growth Fund, Inc. (the "Fund"), to be voted at a Special Meeting of Stockholders of the Fund to be held at the offices of the Fund at 11 Hanover Square, New York, New York on ________ _______ __, 2003 at _____ a.m., and at
any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. Stockholders of record at the close of business on ______ __, 2002 are entitled to be present and to vote at the Meeting. It is expected that this Proxy Statement and the enclosed proxy card will first be mailed to stockholders commencing on or about _______ __, 2002.

     Stockholders can ensure that their shares are voted at the Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a stockholder's right to attend the Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with our Secretary a written revocation or a proxy bearing a later date. The presence and voting at the Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Meeting files a written notice of revocation of the proxy with the Secretary of the Fund at any time prior to the voting of the proxy.

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted FOR approval of the proposals. No other business may come before the Meeting.

     All costs and expenses incurred by the Fund in connection with the proxy solicitation will be borne by the Fund. In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Fund may pay persons holding the Fund's shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund will retain __________________ to solicit proxies for a fee estimated at $________ plus expenses, primarily by contacting stockholders by telephone and mail. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Fund's Proxy Statement and proxy card in the mail. Within 72 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the


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stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact [ ] toll-free at [].

     Only stockholders of record at the close of business on _____ __, 2002 (the "Record Date") are entitled to receive notice of and to vote the shares of common stock registered in their name at the Meeting. As of the Record Date, the Fund had 2,602,847 shares of common stock outstanding. Each share of common stock entitles its holder to cast one vote on each matter to be voted upon at the Meeting.

     The presence of a quorum is required to transact business at the Meeting. A quorum is defined as the presence, either in person or by proxy, of the holders of shares entitled to cast one-third of the votes entitled to be cast at the Meeting. The shares represented at the Meeting by proxies that are marked "withhold authority" or "abstain" will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum. If a quorum is not present, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary intends to move to adjourn the meeting to a later date to permit further solicitation of proxies. The persons named as proxies intend to vote all shares, including broker non-votes and abstentions, in favor of motions to adjourn the Meeting to a later date.

     If such a quorum is represented at the Meeting, the approval of each of Proposals 1, 2 and 3 requires the affirmative vote of the lesser of (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy, or
(2) more than 50% of the outstanding shares of common stock, and approval of Proposal 4 requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting.

                                 SHARE OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by (1) each director and executive officer and (2) all directors and executive officers as a group.

Name of Director/Officer      Number of Shares     Percent of Outstanding Shares
Interested Directors:
Thomas B. Winmill                                              [**]

Non-Interested Directors:
George B. Langa                                                [**]
David R. Stack
Peter K. Werner

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Officers:
William Vohrer
Marion E. Morris
Monica Pelaez

Total shares held by directors and officers as a group: [**]

** Less than 1% of the outstanding shares. Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005, an affiliate of the Investment Manager, owns 125,000 shares (4.80%) of the common stock of the Fund as of the Record Date.

     Except as set forth below, which is derived from a Form 13F filing as of the quarter ended September 30, 2002, as of the Record Date, the Fund does not know of any person who owns beneficially more than 5% of the Fund's outstanding shares:

Name/Address                Number of Shares Owned     Percentage Ownership
------------                ----------------------     --------------------
Financial & Investment              169,685                   6.51%
Management Group, Ltd.
417 St. Joseph Street
Suttons Bay, MI  49682


                 BACKGROUND INFORMATION REGARDING THE PROPOSALS

     The investment objective of the Fund, formerly known as the Internet Growth Fund, Inc., is to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the investment manager, CEF Advisers, Inc. (the "Investment Manager"), believes will benefit from the growth of the Internet. The Board, after careful consideration of the investment objective, policies and restrictions of the Fund and the investment potential of securities of companies that may benefit from the growth of the Internet, recommends expanding the Fund's focus beyond Internet-related companies in order to provide the Fund with maximum investment flexibility and the ability to invest in companies in any industry. Accordingly, the Board recommends: (1) changing the Fund's fundamental investment objective to make it a non-fundamental policy of seeking total return (as set forth in Proposal 1);
(2) modifying the Fund's fundamental investment restriction on concentration, which currently requires the Fund to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry" (as set forth in Proposal 2); and (3) modifying certain of the Fund's other fundamental investment restrictions in order to provide for maximum investment flexibility (as set forth in Proposal
3). The Fund's fundamental investment objective and fundamental investment restrictions cannot be changed without stockholder approval. In order to enhance the stability of the Board and to further provide for continuity of management of the Fund, the Board also recommends amending the Fund's Articles of Incorporation with regard to the vote required for elections of directors submitted for stockholder approval (as set forth in Proposal 4).

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PROPOSAL 1:       TO CHANGE THE FUND'S INVESTMENT OBJECTIVE

     The Board recommends changing the Fund's investment objective to enable the Fund to make investments without restriction as to security type or industry and otherwise to provide the Fund with maximum investment flexibility. The Fund's current investment objective, which is fundamental, is "to seek capital appreciation by investing in a portfolio consisting primarily of equity securities issued by companies that the investment adviser believes will benefit from growth of the Internet." The Board recommends that the Fund adopt a non-fundamental investment objective of seeking "total return." By changing the investment objective to be "non-fundamental," which means that the Board would be able to change the Fund's investment objective in the future without stockholder approval, the Fund's flexibility would be enhanced by allowing the Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of stockholders or when necessary to comply with possible future regulatory changes.

     The vote of a majority of the Fund's shares is required for approval of the proposal to change the investment objective of the Fund. For this purpose, the required vote is the lesser of: (1) 67% of the shares of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 1.

PROPOSAL 2:       TO MODIFY THE FUND'S FUNDAMENTAL RESTRICTION ON INDUSTRY
                  CONCENTRATION.

     The Fund's current fundamental restriction on industry concentration is as follows:

     The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry, except that the Fund will invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry" (as defined by the Fund).

     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

     The Fund may make any investment at any time regardless of whether if, as a result, the Fund's investments will be concentrated (as that term may be defined or interpreted under the 1940 Act) in any one industry.

     The primary purpose of this proposal is to make the Fund's concentration policy compatible with investing in securities without restriction as to industry by eliminating the requirement that the Fund, under normal market conditions, invest more than 25% of its total assets in the securities of


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issuers in the "information technology industry." It is the current position of the SEC staff that a fund's investments are concentrated in any industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. The Fund has stated that "Those companies providing infrastructure, content and e-commerce products and/or services designed for Internet use comprise the `information technology industry.' "

     In 1999, when the Fund was established, investing in equity securities of companies believed to benefit from the growth of the Internet was considered to be an attractive focus of the Fund in seeking its objective of capital appreciation. The past few years, however, have been a period of significant instability for the securities of Internet-related companies. Enhancing the Fund's flexibility to invest in other securities in other industries in order to seek total return, however, will provide the Fund's Investment Manager with the opportunity to achieve an expanded investment objective of total return. If Proposal 2 is approved by Fund stockholders, the Fund may, but will not be required to, invest more than 25% of its assets in issuers whose principal business is in any one industry. Further, the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers will not be limited.

     If Proposals 1 and 2 are approved by Fund stockholders, the Fund's Investment Manager will invest in securities of issuers that the Investment Manager considers to have attractive fundamental and technical attributes for total return. The Fund will exercise a flexible strategy in the selection of securities, and will not be limited by the issuer's location, size, market capitalization or industry sector. The Fund may invest in equity and fixed income securities of new and seasoned U.S. and foreign issuers, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as "leveraging" and may invest defensively in short term, liquid, high grade securities and money market instruments. The Fund may invest in debt securities rated below investment grade, commonly referred to as junk bonds, as well as investment grade and U.S. Government securities.

     If Proposals 1 and 2 are approved by Fund stockholders, the Investment Manager expects to change in an orderly manner over time a substantial percentage of the Fund's current portfolio, although change of the portfolio may occur in any event and the degree and speed of such changes will depend on market factors. However, even with such significant portfolio turnover, it is expected that the tax losses carried forward by the Fund would be sufficient to offset any gains in the transition. The Fund's Investment Manager will seek to minimize transaction costs for the Fund during the transition, which may take several weeks, depending on market conditions.

     If Proposal 1 is approved but Proposal 2 is not, the Fund will seek as a non-fundamental policy total return and will continue to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry." If Proposal 2 is approved but Proposal 1 is not, the Fund will seek as a fundamental policy capital appreciation by investing in a portfolio consisting primarily of equity


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securities issued by companies that the investment adviser believes will benefit from growth of the Internet although it will no longer be required to invest, under normal market conditions, more than 25% of its total assets in the securities of issuers in the "information technology industry."

     The vote of a majority of the Fund's shares is required for approval of the proposal to modify the Fund's fundamental restriction on industry concentration. For this purpose, the required vote is the lesser of: (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 2.

PROPOSAL 3:       TO MODIFY CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT
                  RESTRICTIONS

     When the Fund was established in 1999, it adopted certain investment restrictions that are "fundamental," meaning that as a matter of law they cannot be changed without stockholder approval ("fundamental restrictions"). The Fund's Board of Directors, together with the Fund's officers and the Investment Manager, have reviewed the Fund's current fundamental restrictions and concluded that certain restrictions should be revised in order to allow maximum investment flexibility and to facilitate administration of the Fund. At the Meeting, stockholders will be asked to approve the revised restrictions.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities, and future changes in applicable law. The revised restrictions would give the Fund an increased ability to engage in certain activities. The Board of Directors may consider and adopt such non-fundamental restrictions for the Fund as they determine to be appropriate and in the stockholders' best interests.

     The Board of Directors unanimously recommends that stockholders vote to amend the Fund's fundamental restrictions, as discussed below. If approved by the Fund's stockholders at the Meeting, the proposed changes in the Fund's fundamental restrictions will be adopted by the Fund.

a.   Modification of Fundamental Restriction On Investing In Commodities

     The Fund's current fundamental restriction on commodities is as follows:

     The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by commodities).

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     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

     The primary purposes of this proposal are to clarify the types of derivative transactions that are permissible for the Fund, to permit the Fund to invest in new financial instruments that may be developed in the future, to clarify that the Fund may invest in securities or other instruments backed by physical commodities, and to clarify that the Fund may acquire physical commodities as the result of ownership of instruments other than securities and may sell any physical commodities acquired in that way.

     The proposed changes to this fundamental restriction are intended to ensure that the Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial contracts and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities" particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by the Fund and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be as broad as possible in permitting the use of derivative products.

b.   Modification of Fundamental Restriction on Loans

     The Fund's current fundamental restriction on loans is as follows:

     The Fund may not make loans, except to the extent the Fund may be deemed to be making loans by purchasing debt securities or entering into repurchase agreements, and the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets (taken at market value).

     The Board recommends that stockholders vote to replace this restriction with the following fundamental restriction:

     The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

     The primary purposes of this proposal are to allow the Fund maximum flexibility to respond to future investment opportunities and to allow the Fund to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. The proposed modification also would clarify that the Fund may make investments in debt obligations for defensive or cash management purposes and that it may invest in loans, including assignments and participation interests.

     The vote of a majority of the Fund's shares is required for approval of each proposal to modify the Fund's fundamental restrictions. For this purpose, the required vote is the lesser of: (1) 67% of the shares of outstanding common stock present at the Meeting, if the holders of more than 50% of such shares are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of common stock.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 3.


PROPOSAL 4:       TO AMEND THE FUND'S ARTICLES OF INCORPORATION

     The Board of Directors recommends amending the Fund's Articles of Incorporation ("Articles") to add Article 6.9 ("Amendment"), as follows:

     6.9 Stockholder Election of Directors. The affirmative vote of a plurality of the outstanding shares of capital stock of the Corporation entitled to vote thereon represented in person or by proxy at the meeting is required to elect directors, unless such election is contested, subject to a counter-solicitation, or is part of a proposal made by a stockholder which is opposed by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the By-Laws of the Corporation, in which case the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Corporation entitled to vote thereon represented in person or by proxy at the meeting is required to elect directors. Notwithstanding any other provision of these Articles of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by the MGCL or these Articles of Incorporation), the amendment or repeal of this Section 6.9 of these Articles of Incorporation shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Corporation entitled to vote on the matter.

     Currently, Section 2.9 of the Fund's By-Laws provides that the election of any director by stockholders requires the affirmative vote of at least 66 2/3% of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting in which a quorum is present, unless such action is approved by the majority of the Continuing Directors, in which case such


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action requires the affirmative vote of a plurality of the votes cast at the meeting. If Proposal 4 is approved by stockholders the affirmative vote of a plurality of the outstanding shares of capital stock of the Fund entitled to vote thereon represented in person or by proxy at the meeting is required to elect directors, unless such election is contested, subject to a counter-solicitation, or is part of a proposal made by a stockholder which is opposed by the affirmative vote of at least two-thirds of the total number of directors fixed in accordance with the By-Laws of the Fund, in which case the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of capital stock of the Fund entitled to vote thereon represented in person or by proxy at the meeting is required to elect directors. At its meeting on ________ __, 2002, the Board approved the elimination of
Section 2.9 of the By-Laws to occur simultaneously with the filing of the amended Articles with the State of Maryland if Proposal 4 is approved by stockholders. By-Laws may be amended by the Board without stockholder approval.

     Recently case law in the state of Maryland has called into question the ability of the Board to amend a corporation's by-laws to require a stockholder vote of greater than a plurality vote. Accordingly, the Board recommends amending the Articles in order to make it more difficult for any stockholder of the Fund to change the management of the Fund without the consent of the Board. This Amendment, in conjunction with the provisions of the By-Laws of the Fund providing for a classified Board, will provide for greater Board stability and will give the Board greater control and the Fund's stockholders less control over the management of the Fund. Although the Fund has not experienced any problems with turnover or continuity of Fund management, the Board believes the Amendment is desirable to avoid problems that may be encountered in the future. Any future amendment or repeal of the Amendment would only be able to be made by the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Fund entitled to vote on the matter. The proposed Amendment may have the effect of discouraging a prospective acquirer from making a tender offer or otherwise attempting to gain control of the Fund. To the extent it does, it could deprive Fund stockholders of opportunities to realize takeover premiums for their shares or depress the market price of the shares of common stock.

     The Board believes the Amendment is in the best interests of the Fund and its stockholders because it will make it more difficult for any one stockholder or group of stockholders not currently involved in the management of the Fund to gain a seat on the Board and, ultimately, assume control of the Board, and it will result in the incumbent Board of the Fund having greater control over management. Pursuant to Section 3.1 of the By-Laws, the business and affairs of the Fund are exercised by or under the authority of the Board. Each Board member is subject to fiduciary duties under state and federal law.

     The Board approved the proposed Amendment at its meeting on ____ __, 2002, and advises that the stockholders approve the Amendment for the reasons set forth above.

     Approval of Proposal 4 requires the affirmative vote of the majority of all votes entitled to be cast at the Meeting. If adopted, the Amendment would become effective upon the filing with the State Department of Assessments and Taxation of Maryland of Articles of Amendment to the Fund's Articles.

The Board of Directors of the Fund, Including the Directors Who Are Not Interested Persons of the Fund, Unanimously Recommends that the Stockholders of the Fund Vote To Approve Proposal 4.

Other Business

     Although no business may come before the Meeting other than that specified in the Notice of Special Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Fund did not have notice of by [insert date - reasonable time before printing and mailing of proxy materials]. The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is January 31, 2003 pursuant to Rule 14a-8(e)(2) of the 1934 Act. The deadline for submitting other stockholder proposals for the Fund's next annual meeting is April 6, 2003 pursuant to Rule 14a-4(c)(1) of the 1934 Act.

Annual and Semi-Annual Reports; Manager

     The Fund's semi-annual report for the period ended September 30, 2002, will be mailed to stockholders on or about November __, 2002. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended March 31, 2002, and the most recent semi-annual report succeeding the annual report to a stockholder upon request directed to [insert fund name], 11 Hanover Square, New York, New York 10005, and toll free 1-800-278-4353. CEF Advisers, Inc., 11 Hanover Square, New York, New York 10005 is the Fund's Investment Manager.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.






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[ ]                                                Proxy/Voting Instruction Card
--------------------------------------------------------------------------------

This proxy is solicited by and on behalf of the Fund's Board of Directors for the Special Meeting of Stockholders on [ ] 2003, and at any postponement or adjournment thereof.

The undersigned stockholder of [ ] (the "Fund") hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders to be held at the offices of the Fund at 11 Hanover Square, New York, New York on [ ] 2003 at [ ]:00 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.


Sign here as name(s) appear to the left.


                                                       -------------------------



                                                       -------------------------
               Signature(s) should be exactly as name or names appearing on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.

                                                    Dated:                , 2003

           Please fold and detach card at perforation before mailing.



               Your vote is important! Please sign and date the proxy/voting instructions card above and return it promptly in the enclosed postage-paid envelope or otherwise to [ ] c/o [ ] so that your shares can be represented at the Meeting.

[ ]                                 Please mark your votes as in this example: ,
--------------------------------------------------------------------------------


Please sign, date and return this proxy/voting instructions card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposals, in accordance with the Fund Board's recommendations.

1. To consider a proposal to modify the Fund's fundamental investment objective;

--------------------- --------------------------- ------------------------------
[ ]        For         [ ]        Against          [ ]        Abstain
--------------------- --------------------------- ------------------------------


2. To consider a proposal to modify the Fund's fundamental investment restriction on industry concentration.

--------------------- --------------------------- ------------------------------
[ ]        For         [ ]        Against          [ ]        Abstain
--------------------- --------------------------- ------------------------------

3. To consider proposals to modify certain of the Fund's fundamental investment restrictions.

--------------------- --------------------------- ------------------------------
[ ]        For         [ ]        Against          [ ]        Abstain
--------------------- --------------------------- ------------------------------

__ To vote against the proposed changes to one of the specific fundamental investment restrictions set forth in Proposal 3, but to approve the other, place an "X" in the box at left and indicate the letter(s) (as set forth in the proxy statement) of the investment restriction you do not want to change in the line below. [If you choose to vote differently on individual restrictions, you must mail in your proxy card. If you choose to vote the same on both restrictions, telephone voting is available.]

                     ---------------------------------------

4. To consider a proposal to amend the Fund's Articles of Incorporation.

--------------------- --------------------------- ------------------------------
[ ]        For         [ ]        Against          [ ]        Abstain
--------------------- --------------------------- ------------------------------


           Please fold and detach card at perforation before mailing.

                Proxy to be signed and dated on the reverse side.